EXHIBIT (q)

                                POWER OF ATTORNEY

         We, the undersigned Trustees of The Wright Managed Income Trust, a Massachusetts business trust, do hereby constitute and appoint H. Day Brigham, Jr., Peter M. Donovan, Alan R. Dynner and A.M. Moody, III, or any of them, to be true, sufficient and lawful attorneys, or attorney for each of us, to sign for each of us, in the name of each of us in the capacity indicated below, any and all amendments (including post-effective amendments) to the Registration Statement on Form N-1A filed by The Wright Managed Income Trust with the Securities and Exchange Commission in respect of shares of beneficial interest and other documents and papers relating thereto.

         IN WITNESS WHEREOF I have hereunto set my hand on the date set opposite my signature.

         Name                                  Capacity                                      Date
        ------                               -----------                                    ------

s/Peter M. Donovan                 President, Principal Executive
---------------------                    Officer and Trustee                            December 19, 2002
Peter M. Donovan

s/James L. O'Connor               Treasurer, Principal Financial
---------------------                 and Accounting Officer                             December 19, 2002
James L. O'Connor

s/H. Day Brigham, Jr.                      Trustee                                       December 19, 2002
----------------------
H. Day Brigham, Jr.

s/James J. Clarke                          Trustee                                        December 19, 2002
---------------------
James J. Clarke

s/Dorcas R. Hardy                          Trustee                                        December 19, 2002
-------------------
Dorcas R. Hardy

s/Leland Miles                             Trustee                                         December 19, 2002
-------------------
Leland Miles


s/A. M. Moody, III                         Trustee                                         December 19, 2002
--------------------
A.M. Moody, III


s/Richard E. Taber                         Trustee                                          December 19, 2002
--------------------
Richard E. Taber
